CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TMI Holdings, Inc. (the "Registrant") on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I Richard Dwyer Chief Executive Officer and President, and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report Fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial   condition  and  result  of
          operations of the Registrant.

Dated: November 13, 2003                /s/ Richard Dwyer
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                                        Richard Dwyer
                                        Chief Executive Officer


Dated: November 13, 2003                /s/ Richard Dwyer
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                                        Richard Dwyer
                                        Chief Financial Officer